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                                 Exhibit 99(b)5
PYRAMID BANCORP, INC. AND SUBSIDIARY

UNAUDITED CONSOLIDATED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1999
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                                                                                           1999
                                                                                     ------------------
                                                                          (In Thousands, Except Per Share Amounts)
INTEREST INCOME:
   Interest and fees on loans                                                     $              4,222
   Interest on investment securities:
      Taxable                                                                                    1,065
      Tax-exempt                                                                                   236
   Interest on federal funds sold                                                                   76
   Interest on deposits with banks                                                                 190
                                                                                  ---------------------
              TOTAL INTEREST INCOME                                                              5,789
                                                                                  ---------------------

INTEREST EXPENSE:
   Interest on deposits                                                                          2,028
   Interest on borrowings                                                                          584
                                                                                  ---------------------
              TOTAL INTEREST EXPENSE                                                             2,612
                                                                                  ---------------------

              NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES                               3,177
Provision for loan losses                                                                           54
                                                                                  ---------------------
              NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                                3,123
                                                                                  ---------------------

NONINTEREST INCOME:
   Service fees                                                                                    290
   Gains on sale of loans                                                                           38
   Other income                                                                                    129
                                                                                  ---------------------
              TOTAL NONINTEREST INCOME                                                             457
                                                                                  ---------------------

NONINTEREST EXPENSES:
   Salary                                                                                          972
   Employee benefits                                                                               293
   Occupancy expense                                                                               155
   Furniture and equipment                                                                         162
   Data processing                                                                                 197
   Other expense                                                                                   395
                                                                                  ---------------------
              TOTAL NONINTEREST EXPENSES                                                         2,174
                                                                                  ---------------------

              INCOME BEFORE INCOME TAX EXPENSE                                                   1,406
Income tax expense                                                                                 453
                                                                                  ---------------------

              NET INCOME                                                          $                953
                                                                                  =====================

              BASIC EARNINGS PER SHARE                                            $              13.94
                                                                                  =====================

              DILUTED EARNINGS PER SHARE                                          $              13.42
                                                                                  =====================

              WEIGHTED AVERAGE NUMBER OF SHARES                                                 68,367
                                                                                  =====================
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